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                                                                    Exhibit 23.1


             Consent of Independent Certified Public Accountants



Vita Food Products, Inc.
Chicago, Illinois


We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 28, 1998, relating to the financial statements of Vita Food Products, Inc., appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997.




                                                 /s/ BDO Seidman, LLP
                                                 -------------------------
                                                 BDO Seidman, LLP


Chicago, Illinois
May 8, 1998